UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2020

WILLIAM LYON HOMES

(Exact name of registrant as specified in its charter)

Delaware	001-31625	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, 8th Floor

Newport Beach, California 92660

(Address of principal executive offices and zip code)

(949) 833-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	WLH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the completion by Taylor Morrison Home Corporation, a Delaware corporation (“Taylor Morrison”), of the previously announced acquisition (the “Acquisition”) of William Lyon Homes, a Delaware corporation (“William Lyon Homes” or the “Company”). Pursuant to the terms of the Agreement and Plan of Merger, dated November 5, 2019 (the “Merger Agreement”), by and among the Company, Taylor Morrison and Tower Merger Sub, Inc. (“Merger Sub”), Merger Sub merged with and into the Company (the “Merger”), at which time the separate corporate existence of Merger Sub ended, and the Company survived the Merger as the surviving corporation. As a result of the Merger, the Company, along with its subsidiaries, became subsidiaries of Taylor Morrison.

Item 1.02	Termination of a Material Definitive Agreement.

On February 6, 2020 (the “Closing Date”), concurrent with the completion of the Acquisition of the Company, the Credit Agreement, dated as of May 21, 2018, among William Lyon Homes, Inc., a California corporation (“California Lyon”), as Borrower, William Lyon Homes, a Delaware corporation, as Parent each of the subsidiary guarantors party thereto, the lenders from time to time thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, as amended, was terminated.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On the Closing Date, Taylor Morrison completed the Acquisition of the Company. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of Class A common stock, par value $0.01 per share, of the Company (the “Company Class A Common Shares”), and each issued and outstanding share of Class B common stock, par value $0.01 per share, of the Company (the “Company Class B Common Shares,” and together with the Target Class A Common Shares, the “Company Common Shares”) (excluding any (i) restricted Company Common Shares; (ii) shares held by any stockholder who properly demanded and perfected his, her or its appraisal rights with respect to such shares; or (iii) shares owned directly by the Company (or any wholly owned subsidiary of the Company, Taylor Morrison or Merger Sub) immediately prior to the Effective Time) were converted into the right to receive and became exchangeable for (A) 0.8000 validly issued, fully paid and nonassessable shares (the “Stock Consideration”) of common stock, $0.00001 par value per share, of Taylor Morrison (“Taylor Morrison Shares”) and (B) $2.50 in cash, without any interest thereon (together with the Stock Consideration, the “Merger Consideration”). No fractional Taylor Morrison Shares were issued in the Merger, and the Company stockholders received cash in lieu of any fractional shares.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding and unexercised stock option (each, a “Company Option”), whether vested or unvested, exercisable or not exercisable, of the Company was substituted and converted by Taylor Morrison granting an option (each, a “Taylor Morrison Option”) in substitution of such Company Option, to purchase a number of whole Taylor Morrison Shares (rounded down to the nearest whole share) equal to the product obtained by multiplying (i) the number of Company Common Shares subject to such Company Option immediately prior to the Effective Time by (ii) the sum (the “Equity Award Exchange Ratio”) of (x) 0.8000 and (y) the quotient obtained by dividing $2.50 by the volume weighted average per-share price of Taylor Morrison Shares during the ten full trading days ending on (and including) the trading day immediately preceding the Effective Time. The exercise price per share of such Taylor Morrison Option (rounded up to the nearest cent) is equal to the quotient obtained by dividing (i) the exercise price per Company Common Share of such Company Option immediately prior to the Effective Time by (ii) the Equity Award Exchange Ratio. Such Taylor Morrison Options are subject to the same vesting and acceleration of vesting terms and conditions as, and have other terms and conditions that are substantially similar to, those that applied to the Company Options immediately prior to the Effective Time.

In addition, at the Effective Time, (i) each outstanding award of restricted Company Common Shares (each, a “Company Restricted Stock Award”) and (ii) each outstanding performance stock unit award in respect of Company Common Shares (each, a “Company PSU Award”) was substituted and converted by Taylor Morrison granting in substitution a corresponding award in respect of Taylor Morrison Shares (each, a “Taylor Morrison Award”), with the number of whole Taylor Morrison Shares underlying each such Taylor Morrison Award equal to (rounded down to the nearest whole share) the product obtained by multiplying (i) the number of Company Common Shares underlying such Company Restricted Stock Award or Company PSU Award, as applicable, immediately prior to the Effective Time (assuming that any performance-based vesting conditions applicable to such Company Restricted Stock Award or Company PSU Award, as applicable, for any performance period that had not been completed as of the Effective Time were achieved at target) by (ii) the Equity Award Exchange Ratio. Such Taylor Morrison Awards are subject to the same vesting and acceleration of vesting terms and conditions (other than any performance-based vesting conditions) as, and have other terms and conditions that are substantially similar to, those that applied to the corresponding Company Restricted Stock Award or Company PSU Award, as applicable, immediately prior to the Effective Time.

In addition, at the Effective Time, the warrant held by Lyon Shareholder 2012, LLC related to Company Class B Common Shares (the “Class B Warrant”) was substituted and converted by Taylor Morrison issuing a warrant (the “Taylor Morrison Warrant”) to be settled in Taylor Morrison Shares in substitution of the Class B Warrant exercisable for a number of whole Taylor Morrison Shares (rounded down to the nearest whole share) equal to the product obtained by multiplying (i) the number of Company Common Shares subject to the Class B Warrant immediately prior to the Effective Time by (ii) the Equity Award Exchange Ratio. The exercise price per share of the Taylor Morrison Warrant (rounded up to the nearest cent) is equal to the quotient obtained by dividing (i) the exercise price per Target Class B Common Share of the Class B Warrant immediately prior to the Effective Time by (ii) the Equity Award Exchange Ratio. The Taylor Morrison Warrant has and is subject to substantially identical terms to those of the Class B Warrant immediately prior to the Effective Time, except that the Taylor Morrison Warrant is exercisable on a net exercise basis.

Trading of the shares of the Company’s Class A common stock on the New York Stock Exchange (“NYSE”) was suspended on February 6, 2020, and it is expected that the Company Class A Common Shares will be delisted from the NYSE on February 16, 2020.

A copy of the Merger Agreement has been previously filed as Exhibit 2.1 to Taylor Morrison’s Registration Statement on Form S-4 (File No. 333-235410) and is incorporated herein by reference. The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Trading of the shares of the Company’s Class A common stock on the NYSE was suspended on February 6, 2020. NYSE filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to report the delisting of Company Class A Common Shares under Section 12(b) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) on February 6, 2020 and it is expected that the shares of the Company’s Class A common stock will be delisted from the NYSE on February 16, 2020. The Company intends to file a Form 15 with the SEC to terminate the registration of the shares of the Company’s Class A common stock under the Exchange Act and to suspend the Company’s reporting obligations under the Exchange Act with respect to Company Class A Common Shares. The disclosure set forth in Item 2.01 is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

On the Closing Date, in connection with Taylor Morrison Communities, Inc.’s (“TMCI”) previously announced offers to exchange (the “Exchange Offers”) any and all outstanding senior notes of three series issued by California Lyon (the “William Lyon Notes”) for up to $1.09 billion aggregate principal amount of new notes to be issued by TMCI (the “Taylor Morrison Notes”) and concurrent consent solicitations, (i) TMCI notified the trustee for the applicable William Lyon Notes that it has delivered to The Depository Trust Company for the holders of such William Lyon Notes the aggregate amount to be paid to such holders as consent payments, upon the terms and subject to the conditions in TMCI’s offering memorandum and consent solicitation statement, dated December 5, 2019 (the “Offering Memorandum”), or TMCI’s separate consent solicitation statement, dated December 5, 2019, as applicable, in respect of the consents validly delivered and not revoked thereunder and (ii) the William Lyon Notes that were validly tendered (and not validly withdrawn) in the Exchange Offers have been accepted for exchange by TMCI in accordance with the terms of the Offering Memorandum. As a result, the supplemental indentures, which were executed on December 18, 2019, effecting the amendments (the “Amendments”) to eliminate substantially all of the covenants in the indentures governing the William Lyon Notes, including the requirement to offer to repurchase the William Lyon Notes upon a change of control, and eliminate certain other restrictive provisions and events that may lead to an “Event of Default” in such indentures, became operative on the Closing Date. The settlement date of the Exchange Offers is expected to occur on February 10, 2020.

The disclosures set forth in Items 2.01, 3.01, and 5.03 are incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

As a result of the Merger, a change of control of the Company occurred, and the Company became a subsidiary of Taylor Morrison. The disclosures set forth in Items 2.01, 3.03, and 5.02 are incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, all of the officers of the Company and the members of the board of directors of the Company immediately prior to the Closing Date ceased to be officers and directors, respectively, of the Company at the Closing Date. The disclosures set forth in Item 2.01 are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, on the Closing Date, the certificate of incorporation of the Company was amended and restated so as to read in its entirety in substantially the form attached as Exhibit A to the Merger Agreement, and the bylaws of the Company were amended and restated to read in their entirety in substantially the form attached as Exhibit B to the Merger Agreement. The Fourth Amended and Restated Certificate of Incorporation and the Amended & Restated Bylaws of the Company, which replaced the Company’s certificate of incorporation and bylaws as of the Closing Date, are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events.

On February 6, 2020, the Company issued an irrevocable notice of redemption (the “Notice”) with respect to the 7.00% Senior Notes due 2022 (the “2022 Notes”). Pursuant to the Notice, the Company gave holders of the 2022 Notes notice that it will redeem all $50.0 million in aggregate principal amount of the outstanding 2022 Notes on March 7, 2020 (the “Redemption Date”). The $50.0 million in aggregate principal amount of the outstanding 2022 Notes being called for redemption will be redeemed pursuant to the redemption provisions of the indenture, dated August 11, 2014, pursuant to which the 2022 Notes were issued (the “2022 Notes Indenture”). The redemption price will be equal to 100.000% of the principal amount of the 2022 Notes being called for redemption, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the related interest payment date).

Item 9.01.	Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated November 5, 2019, by and among Taylor Morrison, Merger Sub and William Lyon Homes (incorporated by reference to Exhibit 2.1 to Taylor Morrison Home Corporation’s Registration Statement on Form S-4 (File No. 333-235410)).*

3.1	Fourth Amended and Restated Certificate of Incorporation of William Lyon Homes

3.2	Amended and Restated Bylaws of William Lyon Homes

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. securities laws. These include statements using the words “believe,” “target,” “outlook,” “may,” “will,” “should,” “could,” “estimate,” “continue,” “expect,” “intend,” “plan,” “predict,” “potential,” “project,” “intend,” “estimate,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “seek,” “would,” “upside,” “increases,” “goal,” “guidance” and “anticipate,” and similar statements (including where the word “could,” “may,” or “would” is used rather than the word “will”) and the negative of such words and phrases, which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of William Lyon Homes, a Delaware corporation (“William Lyon Homes”), or Taylor Morrison Home Corporation, a Delaware corporation (“Taylor Morrison”), and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to William Lyon Homes or Taylor Morrison or persons acting on their behalf, and are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks and uncertainties that could cause actual results to differ from forward-looking statements include, among other things: the inherent uncertainty associated with financial or other projections, including anticipated synergies; the integration of William Lyon Homes and Taylor Morrison and the ability to recognize the anticipated benefits from the combination of William Lyon Homes and Taylor Morrison, and the amount of time it may take to realize those benefits, if at all; the outcome of any legal proceedings that may be instituted against the parties and others related to the Merger; any unanticipated difficulties or expenditures relating to the Merger; the response of business partners and retention as a result of the announcement of the transaction; and the anticipated size of the markets and continued demand for William Lyon Homes’ and Taylor Morrison’s homes and the impact of competitive responses to the transaction. Additional risks and uncertainties are described in William Lyon Homes’ and Taylor Morrison’s respective filings with the U.S. Securities and Exchange Commission (the “SEC”), including as described under the heading “Risk Factors” in William Lyon Homes’ Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on February 28, 2019, in Taylor Morrison’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on February 20, 2019, and in their respective subsequent Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date they are made. Except as required by law, neither William Lyon Homes nor Taylor Morrison has any intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2020

WILLIAM LYON HOMES
By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Its:	Executive Vice President, Chief Legal Officer and Secretary